February 1, 2022 ManpowerGroup Fourth Quarter Results Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic uncertainty, the global recovery, financial and labor outlook, the Company’s strategic initiatives and technology investments, the anticipated results of the ettain acquisition, the positioning for future growth of our Experis and Talent Solutions brands, as well as the Company’s efforts to deliver on its ESG strategy, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2020, which information is incorporated herein by reference. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Consolidated Financial Highlights Excludes the net impact of integration and transaction costs of $12.6M ($9.7M net of tax) in Q4 2021; while Q4 2020 excludes the impact of restructuring charges of $12.6M ($8.7M net of tax). EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. As Reported As Adjusted(1) Q4 Financial Highlights 6% 9% CC 6% OCC 6% 9% CC 6% OCC Revenue $5.4B 140 bps 110 bps OCC 140 bps 110 bps OCC Gross Margin 17.2% 22% 26% CC 13% OCC 20% 24% CC 12% OCC EBITA(2) $177M ($189M as adjusted) 40 bps 20 bps OCC 40 bps 20 bps OCC EBITA(2) Margin 3.3% (3.5% as adjusted) 20% 25% CC 16% OCC 19% 23% CC 14% OCC Operating Profit $167M ($179M as adjusted) 40 bps 30 bps OCC 30 bps 20 bps OCC OP Margin 3.1% (3.3% as adjusted) 52% 55% CC 43% OCC 49% 51% CC 40% OCC EPS $2.02 ($2.20 as adjusted)

As Reported As Adjusted(1) 2021 Financial Highlights 15% 12% CC 11% OCC 15% 12% CC 11% OCC Revenue $20.7B 70 bps 70 bps OCC 70 bps 70 bps OCC Gross Margin 16.4% 184% 178% CC 163% OCC 57% 54% CC 49% OCC EBITA(3) $610M ($634M as adjusted) 170 bps 170 bps OCC 90 bps 70 bps OCC EBITA(3) Margin 2.9% (3.1% as adjusted) NM(2) 62% 58% CC 55% OCC Operating Profit $585M ($610M as adjusted) 180 bps 170 bps OCC 80 bps 80 bps OCC OP Margin 2.8% (2.9% as adjusted) NM(2) 97% 93% CC 88% OCC EPS $6.91 ($7.24 as adjusted) Consolidated Financial Highlights As Adjusted figures exclude (a) impact of restructuring charges of $5.3M ($4.0 net of tax), and $6.2M ($4.8 net of tax) of acquisition transaction costs in Q3 2021; (b) the net impact of integration and transaction costs of $12.6M ($9.7M net of tax) in Q4 2021; while 2020 adjusted figures exclude (a) the impact of restructuring costs of $48.2M ($40.2 net of tax) and the impact of a non-cash pension settlement expense of $10.2M ($6.3 net of tax) recorded in interest and other expenses below operating profit in Q1 2020; (b) the impact of $72.8M ($75M net of tax) consisting of goodwill impairment, software impairment and discrete taxes in Q2 2020; (c) the impact of restructuring charges of $49.9M ($42.1 net of tax), $5.8M ($5.2M net of tax) loss from dispositions of subsidiaries and a discrete tax item of $12M in Q3 2020; and (d) the impact of restructuring charges of $12.6M in Q4 2020. Variances are not meaningful. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets

EPS Bridge – Q4 vs. Guidance Midpoint

Business Line Revenue Q4 2021(1) Business line classifications can vary by entity and are subject to change as service requirements change. Experis Professional Services is predominately IT and further strengthened by the acquisition of ettain Significant growth in market-leading RPO and MSP offerings During the quarter revenue growth exceeded pre-pandemic levels in Experis and Talent Solutions with Manpower significantly closing the gap Higher margin brands growing at double-digit growth rates MANPOWER EXPERIS TALENT SOLUTIONS

Consolidated Gross Margin Change

Trend Business Line Gross Profit – Q4 2021(1) (1) Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total

SG&A Expense Bridge – Q4 YoY (in millions of USD) Reported and as adjusted ratios are unfavorably impacted 10 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A reported and as adjusted are 14.0% and 13.8% of revenue, respectively. Other items net to zero and include $10.4M of restructuring costs and a one-time gain on long-term pensions. (2)

Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (23% of Revenue) As Reported As Adjusted(1) Q4 Financial Highlights 20% 22% CC 3% OCC 20% 22% CC 3% OCC Revenue $1.2B 13% 14% CC 24% OCC 39% 41% CC 2% OCC OUP $54M ($67M as adjusted) 20 bps 130 bps OCC 80 bps 10 bps OCC OUP Margin 4.5% (5.5% as adjusted) Excludes the impact of integration and transaction costs of $12.6M in Q4 2021

Revenue Trend - CC Revenue Trend % of Segment Revenue Americas – Q4 Revenue Trend YoY Average Daily Revenue Trend - CC On an organic basis, revenue for the US increased 8% and ADR increased 8%. (1)

Southern Europe Segment (43% of Revenue) As Reported As Adjusted(1) Q4 Financial Highlights 2% 2% Revenue $2.4B 6% CC 6% CC 17% 12% OUP $117M 21% CC 17% CC 60 bps 40 bps OUP Margin 4.9% Prior year excludes the impact of restructuring costs of $3.8M in Q4 2020.

Southern Europe – Q4 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC

Northern Europe Segment (22% of Revenue) As Reported As Adjusted(1) Q4 Financial Highlights 8% 8% Revenue $1.2B 9% CC 9% CC NM(2) 63% OUP $29M 58% CC 160 bps 80 bps OUP Margin 2.4% Current period includes Germany related items consisting of $10.4M of restructuring costs and a one-time gain on long-term pensions which net to zero. Prior year excludes the impact of restructuring costs of $8.8M in Q4 2020. Variances are not meaningful.

Northern Europe – Q4 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC

APME Segment (12% of Revenue) As Reported Q4 Financial Highlights 1% Revenue $623M 7% CC 13% OUP $21M 21% CC 30 bps OUP Margin 3.3%

APME – Q4 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC (1)

Cash Flow Summary – Full Year

Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash)

Debt and Credit Facilities – December 31, 2021 (in millions of USD) (3) (1)(2) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of .97 to 1 and a fixed charge coverage ratio of 5.12 to 1 as of December 31, 2021. (In the agreement, net debt is defined as total debt less cash in excess of $400M.) As of December 31, 2021, there were $0.5M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $200M. Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $338.6M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 565 - Euro Notes - €400M 1.913% Sep 2022 454 - Revolving Credit Agreement 1.110% Jun 2023 75 524 Uncommitted lines and Other Various Various 24 315 Total Debt 1,118 839

First Quarter 2022 Outlook Revenue Total Up 1-5% (6-10% CC) (3-7% OCC) Americas Up 16-20% (18-22% CC) (Flat/Up 4% OCC) Southern Europe Up 1-5% (7-11% CC) Northern Europe Down 2-6% (Down 1/Up 3% CC) (Up 2-6% OCC) APME Down 4-8% (Down 2/Up 2% CC) Gross Profit Margin 16.9 – 17.1% EBITA(1) Margin 2.7 – 2.9% Operating Profit Margin 2.5 – 2.7% Tax Rate 30.0% EPS $1.56 – $1.64 (unfavorable $0.10 currency) EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Estimates do not include first quarter impact of acquisition integration costs of approximately $4M to $6M and loss on disposition of Russia business of approximately $8M.

ESG: Our Working to Change the World Plan In 2021, we launched our Working to Change the World Plan focused on Planet, People & Prosperity and Principles of Governance, reflecting the International Business Council's Stakeholder Capitalism Metrics. We were also proud to be first in our industry to have our plans for climate action validated by the Science-Based Targets initiative (SBTi).

Our fourth quarter results reflect ongoing progress with revenue growth of 9% in constant currency (6% organic constant currency) Gross profit margin of 17.2% reflects significant growth in permanent recruitment and strengthened business mix Digitization initiatives included 22 implementations of leading PowerSuite cloud based front office technology during 2021 We are advancing our ESG strategy by collectively caring for People and Planet through the implementation of our Working to Change the World Plan Key Take Aways

Appendix

Industry Vertical Composition – Q4 2021 Manufacturing, 40.5%